WADDELL & REED ADVISORS FUNDS

Supplement dated March 15, 2006
to
Waddell & Reed Advisors Funds Fixed Income and Money Market Funds
Prospectus dated January 31, 2006

The disclosure regarding investments by Waddell & Reed Advisors Global Bond Fund in securities denominated in currencies other than the U.S. dollar, in the section entitled Principal Strategies, is hereby amended to read:

The Fund may also invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar.

NUS1101I

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.

Supplement dated March 15, 2006
to the
Statement of Additional Information
dated January 31, 2006
and supplemented March 10, 2005

The following replaces the corresponding section of the non-fundamental investment restrictions in the section entitled Investment Restrictions and Limitations:

(4)	The Fund may invest up to 100% of its total assets in non-U.S. dollar-denominated securities.